EXHIBIT 99.2
DAGE HOLDINGS LIMITED
INTERIM REPORT
FOR 6 MONTHS ENDED
31 OCTOBER 2006
Company Number: 3385731

DAGE HOLDINGS LIMITED
INTERIM REPORT
FOR THE 6 MONTHS ENDED 31 OCTOBER 2006

Company registration number:	3385731

Registered office:	Rabans Lane
Aylesbury
Bucks
HP19 8RG

Directors:	G D Rees — (Group Chief Executive)
S J Wells — (Group Finance Director)
R A Dunn — (Director)

Secretary:	S J Wells

Bankers:	Royal Bank of Scotland
Central Business Exchange
Exchange House
478 Midsummer Boulevard
Central Milton Keynes
MK9 2EA

Solicitors:	Cameron McKenna
Mitre House
160 Aldersgate Street
London
EC1A 4DD

Auditors:	Grant Thornton UK LLP
Registered Auditors
Chartered Accountants
202 Silbury Boulevard
Central Milton Keynes
MK9 1LW

DAGE HOLDINGS LIMITED
INTERIM REPORT
FOR THE 6 MONTHS ENDED 31 OCTOBER 2006

DAGE HOLDINGS LIMITED
CHIEF EXECUTIVE’S REPORT
FOR THE 6 MONTHS ENDED 31 OCTOBER 2006

During the six month to the end of October 2006 Dage continued to grow and to take all the necessary actions in order to underpin its success into the future.
Sales, gross margins and profits grew significantly and the cash generated was reinvested into stocks and global infrastructure in order to underpin further market penetration. As part of this strategy Dage were granted a business licence and then formed a second Chinese business, Dage Trading (Suzhou) Co. Ltd. This company will enable Dage to directly support its fast accelerating customer base in this very important market.
The High Speed Bond Tester continued to gain acceptance by Dage customers and the industry also demonstrated their belief in the potential for this new, highly innovative, product by awarding the Dage High Speed Bond Tester two major innovation awards.
In X-ray, Dage received its first innovation award in China, at Nepcon Shanghai. Sales of the high resolution 7600NT system accelerated and the 7600NT CT machine, of which we expect much, was launched at Semicon West.
Dage investments in R&D accelerated as the number of projects in progress grew. Some of the projects will help underpin and differentiate current product ranges, whilst, others will open up significant new market segments to Dage products.
Key to Dage’s success is the commitment between the company, its employees and its customers.
Identifying what its customers need and then making sure that is what they are given relies on having highly trained, alert and motivated employees. During the period an enormous commitment was made by both staff and company towards training and development which culminated in being awarded the Investors In People Standard. Also, in addition to receiving several industry awards for innovation Dage was awarded its second ‘Queens Award to Industry’ in three years. These successes are testament to the fact that Dage is listening to its customers and is putting their needs at the forefront of its actions, something it will continue to do.

DAGE HOLDINGS LIMITED
REPORT OF THE DIRECTORS
FOR THE 6 MONTHS ENDED 31 OCTOBER 2006

Principal activity
The principal activities of the group continued to be the manufacture, assembly and distribution of equipment, materials, components and services to the semiconductor and professional electronic industries.
Business review
A review of the business and future developments for the Group are set out in the CEO’s report.
The financial performance of Dage Holdings Ltd continued to strengthen with sales up 20% on the same period last year, reflecting both growth in Bondtesters (introduction of new HS system) and X-ray (increase in market share).
Gross margin increased by 41%, half as a result of additional sales volume, the remainder was generated by both increased efficiencies and higher selling prices.
Other operating charges increased by 17% to support the additional sales volume and to fund 25% increase in R&D.
Dage Holdings Ltd continued its strategy of reinvesting cash generated back into the business to support future product development and growth.
Dage Holdings Ltd was acquired by Nordson Corporation on 14th December 2006.
The interim report was approved by the Board on 28 February 2007.

DAGE HOLDINGS LIMITED
UNAUDITED CONSOLIDATED PROFIT AND LOSS ACCOUNT
For the 6 months ended 31 October 2006

		Unaudited	Unaudited	Audited
		6 months	6 months	12 months
		to 31/10/06	to 31/10/05	to 30/04/06
	Notes	£000	£000	£000

Turnover	2	16,380	13,640	29,092

Cost of sales		(7,173)	(7,115)	(14,431)

Gross profit		9,207	6,525	14,661

Other operating income		111	49	332
Other operating charges		(6,682)	(5,728)	(11,548)

Operating profit		2,636	846	3,445

Net interest	3	(562)	(171)	(362)

Profit on ordinary activities before taxation		2,074	675	3,083
Tax on profit on ordinary activities	4	(935)	(214)	(759)

Profit/(loss) for the period		1,139	461	2,324

The accompanying accounting policies and notes form an integral part of these financial statements.

DAGE HOLDINGS LIMITED
UNAUDITED CONSOLIDATED BALANCE SHEET
AS AT 31 OCTOBER 2006

	Unaudited	Unaudited	Audited
	As at	As at	As at
	31 October	31 October	30 April
	2006	2005	2006
	£000	£000	£000
Fixed assets
Intangible assets	5,138	5,592	5,364
Tangible assets	1,303	803	1,195

	6,441	6,395	6,559
Current assets
Stocks	7,360	5,354	6,763
Debtors	10,772	8,399	9,972
Cash at bank and in hand	1,573	1,507	2,123

	19,705	15,260	18,858

Creditors: amounts falling due within one year	(24,844)	(22,508)	(24,877)

Net current liabilities	(5,139)	(7,248)	(6,019)

Total assets less current liabilities	1,302	(853)	540

Defined benefit scheme liability	(560)	(603)	(644)

Net liabilities	742	(1,456)	(104)

Capital and reserves
Called up share capital	248	248	248
Capital redemption reserve	68	68	68
Share premium account	1,882	1,882	1,882
Profit and loss account	(1,456)	(3,654)	(2,302)

Shareholders’ funds	742	(1,456)	(104)

The accompanying accounting policies and notes form an integral part of these financial statements.

DAGE HOLDINGS LIMITED
UNAUDITED CONSOLIDATED CASH FLOW STATEMENT
For the 6 months ended 31 October 2006

		Unaudited	Unaudited	Audited
		6 months	6 months	12 months
		to 31/10/06	to 31/10/05	to 30/04/06
	Note	£000	£000	£000

Net cash inflow/(outflow) from operating activities	7	(369)	112	989

Returns on investments and servicing of finance
Interest received		92	10	46
Interest paid		(182)	(112)	(183)

Taxation		(533)	(446)	(834)

Capital expenditure and financial investment
Purchase of tangible fixed assets		(359)	(160)	(763)
Purchase of intangible fixed assets		—	—	24
Disposal of tangible fixed assets		6	—	(38)

Dividends
Non- equity dividends paid		—	—	—

Increase/ (decrease) in cash	8	(1,345)	(596)	(759)

DAGE HOLDINGS LIMITED
OTHER PRIMARY STATEMENTS
For the 6 months ended 31 October 2006

UNAUDITED CONSOLIDATED STATEMENT OF TOTAL RECOGNISED GAINS AND LOSSES

	Unaudited	Unaudited	Audited
	6 months	6 months	12 months
	to 31/10/06	to 31/10/05	to 30/04/06
	£000	£000	£000

Profit/(loss) for the period	1,139	461	2,324
Foreign exchange translation differences	(198)	259	(39)
Actuarial loss on Defined Benefit Scheme	(136)	—	(304)
Deferred tax on Actuarial loss	41	—	91

Total recognised gains/(losses) for the period	846	720	2,072

Prior year adjustment	—	89	89

Total gains/(losses) recognised since last annual report	846	809	2,161

UNAUDITED RECONCILIATION OF MOVEMENTS IN SHAREHOLDERS’ FUNDS

	Unaudited	Unaudited	Audited
	6 months	6 months	12 months
	to 31/10/06	to 31/10/05	to 30/04/06
	£000	£000	£000

Profit/(loss) for the period	1,139	461	2,324

Other recognised gains/(losses)	(293)	259	(252)
Issue of shares	—	—	—
Redemption of shares	—	—	—

Net increase in shareholders’ funds	846	720	2,072

Shareholders’ funds at 1 May 2006	(104)	(2,176)	(2,176)

Shareholders’ funds at 31 October 2006	742	(1,456)	(104)

DAGE HOLDINGS LIMITED
UNAUDITED NOTES TO INTERIM REPORT
For the 6 months ended 31 October 2006

1	BASIS OF PREPARATION
The interim financial statements have been prepared in accordance with applicable United Kingdom accounting standards, and under the historical cost convention. The principal accounting policies of the group remain unchanged from those set out in the group’s 2006 annual report and financial statements.
The interim financial information in this report has been neither audited nor reviewed by the company’s auditors.
2	TURNOVER AND PROFIT ON ORDINARY ACTIVITIES BEFORE TAXATION
Turnover is attributable to the principal activity of manufacturing, assembly and distribution of equipment, materials, components and services to the semiconductor and professional electronic industries.
The group has not disclosed a geographical analysis of turnover because in the opinion of the directors such disclosure would be seriously prejudicial to the interests of the group.
3	NET INTEREST

	6 months	6 months	12 months
	to 31/10/06	to 31/10/05	to 30/04/06
	£000	£000	£000

On bank loans	168	180	359
Interest on preference shares classed as debt	393	—	—
Finance charges in respect Defined Benefit Scheme	33	—	49

	594	180	408
Amortisation of loan costs	—	—	—

	594	180	408
Interest receivable	(32)	(9)	(46)

	562	171	362

4	TAX ON PROFIT ON ORDINARY ACTIVITIES
     The tax charge comprises:

	6 months	6 months	12 months
	to 31/10/06	to 31/10/05	to 30/04/06
	£000	£000	£000

UK corporation tax at 30% (2005: 30%)	651	189	219
Overseas taxation	490	265	840
Double taxation relief	—	—	—
Adjustment in respect of prior year: UK corporation tax	—	—	1

Total current tax	1,141	454	1,060

Deferred tax	(206)	(240)	(301)

	935	214	759

DAGE HOLDINGS LIMITED
UNAUDITED NOTES TO INTERIM REPORT
For the 6 months ended 31 October 2006

5	DIVIDENDS
Dividend arrears of £3,964,000 include £3,457,000 (2005: £3,457,000) in respect of ‘A’ preference shares accrued from the year ended 30 April 1999 and £113,000 (2005: £113,000) in respect of ‘B’ preference shares accrued from the year ended 30 April 2002.
6	INVESTMENT IN SUBSIDIARY UNDERTAKINGS
As at 31 October 2006 the Group owned 100% of the following subsidiary undertakings:

	Country of	Class of share	Principal nature of
	incorporation	capital held	business

Dage Precision Industries Limited*	UK	Ordinary	Design, manufacture and service to the semiconductor industry

Dage Intersem Limited*	UK	Ordinary	Distributor

Dage Eurosem Limited	UK	Ordinary	Dormant

Dage (Aylesbury) Limited	UK	Ordinary	Dormant

Dage Static Control Limited*	UK	Ordinary	Dormant

Dage Electronic Europa Vertriebs GmbH	Germany	Ordinary	Distributor

Dage (SE Asia) Limited	Singapore	Ordinary	Distributor

Dage Semiconductors GmbH	Germany	Ordinary	Distributor

Dage Deutschland GmbH*	Germany	Ordinary	Holding company

MediXtec GmbH	Germany	Ordinary	Distributor

Arctek Co Limited	Japan	Ordinary	Distributor

Dage Precision Industries Inc	USA	Ordinary	Distributor

Dage Test Systems (Suzhou) Co. Limited	China	Ordinary	Manufacturer

Dage Trading (Suzhou) Co. Limited	China	Ordinary	Distributor

Dage Pension Trustees Limited	UK	Ordinary

*	owned directly.
All of the subsidiary undertakings have been consolidated in the group financial statements.

DAGE HOLDINGS LIMITED
UNAUDITED NOTES TO INTERIM REPORT
For the 6 months ended 31 October 2006

7	NET CASH INFLOW FROM OPERATING ACTIVITIES

	6 months	6 months	12 months
	to 31/10/06	to 31/10/05	to 30/04/06
	£000	£000	£000

Operating profit	2,636	846	3,445
Exchange differences	(163)	234	(137)
Amortisation of intangibles	226	222	488
Depreciation	232	175	353
Loss / (profit) on sale of fixed assets	—	—	9
Increase in stocks	(597)	(1,310)	(2,719)
Increase in debtors	(569)	(248)	(1,671)
Increase / (decrease) in creditors	(1,845)	193	1,467
Defined benefit scheme	(289)	—	(246)

Net cash inflow from operating activities	(369)	112	989

8	RECONCILIATION OF NET CASH FLOW TO MOVEMENT IN NET DEBT

	6 months	6 months	12 months
	to 31/10/06	to 31/10/05	to 30/04/06
	£000	£000	£000

Increase/ (decrease) in cash in the year	(1,345)	(596)	(759)
Cash outflow from financing	—	—	—
Cash outflow from finance leases	—	—	—

Movement of net debt resulting from cash flows	(1,345)	(596)	(759)
Amortisation of capitalised loan costs	—	—	—

Movement in net debt in the period	(1,345)	(596)	(759)

Net debt at 1 May 2006	(1,990)	(1,231)	(1,231)

Net debt at 31 October 2006	(3,335)	(1,827)	(1,990)

The net debt can be analysed as follows:

	At 31	At 31	At 30
	October	October	April
	2006	2005	2006
	£000	£000	£000

Cash in hand and at bank	1,573	1,507	2,123
Overdraft	(2,475)	(901)	(1,680)
Debt	(2,433)	(2,433)	(2,433)
Finance leases	—		—

	(3,335)	(1,827)	(1,990)

DAGE HOLDINGS LIMITED
UNAUDITED NOTES TO INTERIM REPORT
For the 6 months ended 31 October 2006

9	PUBLICATION OF NON-STATUTORY ACCOUNTS

The financial information set out in this interim report does not constitute statutory accounts as defined in Section 240 of the Companies Act 1985. The figures for the year ended 30 April 2006 have been extracted from the statutory financial statements which have been filed with the Registrar of Companies. The auditors’ report on those financial statements was unqualified and did not contain a statement under Section 237(2) of the Companies Act 1985.
10	SUMMARY OF SIGNIFICANT DIFFERENCES BETWEEN UK GAAP AND US GAAP
The consolidated financial information of Dage Holdings Limited (“Dage”) has been prepared in accordance with generally accepted accounting principles in the United Kingdom (“UK GAAP”) which differ in certain respects from generally accepted accounting principles in the United States (“US GAAP”). The following is a summary of the significant differences between UK GAAP and US GAAP, as they apply to Dage. The summary below should not be considered to be exhaustive. Additionally, it may exclude certain differences that may affect the disclosure, presentation or classification of transactions or events in Dage’s financial statements. Further, this summary does not take into account numerous projects currently being undertaken by the standard-setting bodies in the United States and in the United Kingdom which could have an impact on the comparison between UK GAAP and US GAAP, some of which may be applicable to Dage. Finally, no attempt has been made to identify all future differences between UK GAAP and US GAAP that may affect the financial statements as a result of transactions or events that may occur in the future. The analysis below does not include an analysis of significant differences between UK GAAP and International Financial Reporting Standards (“IFRS”).
     Goodwill and Intangible Fixed assets
Under UK GAAP, prior to the implementation of FRS 10 “Goodwill and Intangible Assets”, goodwill arising on acquisitions accounted for under the purchase method is eliminated against equity. Additionally, UK GAAP requires that on subsequent disposal or closure of a business, any goodwill previously taken directly to equity be charged against income. Dage adopted FRS 10 for acquisitions arising on or after 31 July 1997 under which goodwill arising on acquisitions is capitalised and amortized over a period not exceeding 20 years. Intangible assets are amortized over their estimated useful economic life.
Under US GAAP, goodwill arising on acquisitions prior to June 30, 2001 is capitalised and amortized over a period not exceeding 40 years. Statement of Financial Accounting Standard (SFAS) 142, “Goodwill and Other Intangible Assets” requires that goodwill no longer be amortized over its estimated useful life. Instead reporting units should be identified and valued for the purpose of assessing, at least annually, potential impairment of goodwill allocated to each reporting unit. Additionally, the useful lives of existing recognised intangible assets should be reassessed. Intangible assets deemed to have indefinite lives are no longer amortized, instead they are tested annually for potential impairment. Separate intangible assets with finite lives continue to be amortized over their useful lives.
     Pensions and other post-retirement benefits
Under UK GAAP (FRS 17, “Retirement Benefits”), defined benefit pension liabilities and pension expense are determined in a similar manner to US GAAP.
Under UK GAAP, the assets and liabilities of the defined benefit pension plan are recognized in the balance sheet. A pension liability is recorded for the excess of the projected benefit obligation over the fair value of the plan assets; if the fair value of the plan assets exceeds the projected benefit obligation, an asset is recognized.
Under US GAAP (FAS 87, “Employers’ Accounting for pensions”), when the accumulated benefit obligation (“ABO”) exceeds the fair value of plan assets, a liability at least equal to the unfunded ABO must be recognized in the balance sheet. If an additional minimum liability is recognized, a contra amount is recognized first as an intangible asset up to the amount of unrecognized prior service costs, with any excess being reported in other comprehensive income. If the unfunded ABO is less than the liability already recognized, no further liability is recognized.

DAGE HOLDINGS LIMITED
UNAUDITED NOTES TO INTERIM REPORT
For the 6 months ended 31 October 2006

10	SUMMARY OF SIGNIFICANT DIFFERENCES BETWEEN UK GAAP AND US GAAP (CONTINUED)

Under UK GAAP actuarial gains and losses are recognised on the statement of recognized gains and losses. Under US GAAP, actuarial gains and losses are amortized through the income statement over the expected remaining working lives of participating employees.

The valuation assumptions used to determine the annual pension cost under US GAAP are the same as those used to determine the UK GAAP cost.
     Derivative Instruments
Under UK GAAP, some derivative instruments used for hedging are not recognised on the balance sheet and the matching principle is used to match the gain or loss under these hedging contracts to the foreign currency transaction or profits to which they relate.
SFAS 133 “Accounting for Derivative Instruments and Hedging Activities” requires that an entity recognise all derivatives as either assets or liabilities in the consolidated balance sheet and measure those instruments at fair value. Changes in fair value over the period are recorded in current earnings unless hedge accounting is obtained. SFAS 133 prescribes requirements for designation and documentation of hedging relationships and ongoing assessments of effectiveness in order to qualify for hedge accounting. Dage has not designated any of its derivatives as qualifying hedge instruments under SFAS 133.
Dage has reviewed its contractual arrangements for the existence of embedded derivatives that should be separately accounted for under SFAS 133. An embedded derivative is a derivative instrument that is embedded in another contract — the host contract. Embedded derivatives cause modifications to a contract’s cash flow, based on changes in a specified variable. If embedded derivatives are identified as a result of this review and are not clearly and closely related to the host contract, they are recorded separately from their host contracts at fair value, with changes in fair value recognized in current earnings. Dage did not identify any such embedded derivatives as at April 30, 2006.
     Employee compensated absences
Under UK GAAP, amounts in respect of vacation pay for employees are recognized in the financial statements when the employee takes the vacation. Under US GAAP, amounts in respect of accrued vacation entitlement are accrued and recognized in the period in which the entitlement was earned.
     Deferred taxation
Under UK GAAP, deferred taxation is recognized in respect of all timing differences that have originated but not reversed at the balance sheet date where transactions or events that result in an obligation to pay more tax in the future or a right to pay less tax in the future have occurred at the balance sheet date. Tax is provided based on substantially enacted rates. A net deferred tax asset is regarded as recoverable and therefore recognized only when, on the basis of all available information, it can be regarded as more likely than not that there will be suitable taxable profits from which the future reversal of the underlying timing differences can be deducted.
Under US GAAP, deferred taxation is accounted for on all timing differences, and a valuation allowance is established in respect of those deferred taxation assets where it is more likely than not that some portion will not be realized. Tax is provided based on enacted rates. Additionally, for US GAAP purposes deferred taxes are provided in respect of US GAAP adjustments to the book basis of assets and liabilities.

DAGE HOLDINGS LIMITED
UNAUDITED NOTES TO INTERIM REPORT
For the 6 months ended 31 October 2006

10	SUMMARY OF SIGNIFICANT DIFFERENCES BETWEEN UK GAAP AND US GAAP (CONTINUED)
     Cash Flows
The consolidated cash flow statements have been prepared under UK GAAP in accordance with FRS 1 (revised), “Cash Flow Statements” and present substantially the same information as required under SFAS 95, “Statement of Cash Flows”. There are certain differences between FRS1 (revised) and SFAS 95 with regard to classification of items within the cash flow statement.
In accordance with FRS 1 (revised) cash flows are prepared separately for operating activities, returns on investments and servicing of finance, taxation, capital expenditure and financial investment, acquisitions and disposals, equity dividends paid, management of liquid resources and financing. Under SFAS 95 cash flows are classified under operating activities, investing activities and financing activities. Under FRS 1(revised), cash is defined as cash in hand and deposits repayable on demand, less overdrafts repayable on demand. Under SFAS 95, cash and cash equivalents are defined as cash and investments with original maturities of three months or less.
     Comprehensive income statement
The requirement of SFAS 130, “Reporting comprehensive income”, to provide a comprehensive income statement is met under UK GAAP by the Statement of total recognised gains and losses (FRS 3 “Reporting Financial Performance”).